EXHIBIT 10.34




                     MODIFICATION OF THE EXCHANGE AGREEMENT


          THIS MODIFICATION OF THE EXCHANGE AGREEMENT (this "Agreement") is entered into as of the __ day of _____, 1999, by and among TEL-SAVE.com, INC., a Delaware corporation (the "Company"), TEL-SAVE, INC., a Pennsylvania corporation and a subsidiary of the Company (the "Subsidiary"), and MARK PAVOL, as Trustee of that certain D&K Grantor Retained Annuity Trust dated June 15, 1998 (the "Participant"). The Company, the Subsidiary, and the Participant shall sometimes be referred to individually as a "Party" and two or more of them shall sometimes be referred to collectively as the "Parties."

                                    RECITALS

     A. The Parties have entered into that certain Exchange Agreement dated as of December 31, 1998 (the "Exchange Agreement").

     B. The Parties desire to modify the Exchange Agreement in certain respects and to enter into certain transactions related to the Exchange Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth below, and for other consideration the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

     1. Definitions. Terms in this Agreement with initial capital letters and not otherwise defined herein shall have the meanings defined for such terms in the Exchange Agreement. The WorldxChange Notes, the Security Agreement, the Pledge Agreements, the stock certificates and stock powers delivered to the Company pursuant to the Pledge Agreements, the Intercreditor Agreement, and the Financing Statement that was filed in connection with the Security Agreement and that showed CTS as the Debtor and Tel-Save as the Secured Party shall be hereinafter referred to as the "Note Documents."

     2. Transfer of Participation Interest and Note Documents.

          (a) The Company represents and warrants to the Trust that the Company is the owner and holder of the Company's Interest, the WorldxChange Notes, and each of the Note Documents, free and clear of any and all liens, claims, and encumbrances, except for rights and encumbrances granted under the Exchange Agreement and except for restrictions imposed by applicable securities laws, and that the Company is the sole Secured Party under the Security Agreement and under the Pledge Agreements.

          (b) The Company hereby transfers to the Trust all of the Company's right, title, and interest in and to the Company's Interest and each of the Note Documents.


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          (c) Concurrently  with the execution and delivery hereof,  the Company is delivering to the Trust the original of each Note Document and a Financing Statement signed by the Company and referring to the assignment to the Trust of the Company's interest under the Security Agreement. Concurrently with the execution and delivery hereof, the Participant is delivering to the Company a letter in the form required by Section 17 of the Intercreditor Agreement, which letter is incorporated herein by this reference.

          (d) Concurrently with the execution and delivery hereof, the Company is paying to the Participant the amount of $1,627,222.22, being the amount of accrued interest paid to the Company under the Accrued Interest Note and the Notes from January 1, 1999, through February 28, 1999, plus an additional amount of $__________, being the amount of accrued interest paid to the Company under the Accrued Interest Note and the Notes and received by the Company from March 1, 1999, until the date immediately prior to the date hereof.

          (e) The Company's Interest and the Note Documents are being acquired by the Participant for investment for the Participant's account, not as an agent or nominee, and not with a view to the resale or distribution thereof. The Participant understands that neither the Company's Interest nor any of the Note Docments has been registered or qualified under any applicable securities laws and that the transfer of each thereof is restricted by such laws. The Participant represents and warrants that it is experienced in evaluating and investing in interests similar to the Company's Interest and the Note Documents and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such investment, and that the Trust has the ability to bear the economic risks of such investment.

          (f) The Participant acknowledges that it has entered into this Agreement in reliance upon its own independent investigation of all relevant facts and circumstances, and not in reliance on any information, representation, or advice provided by the Company or the Subsidiary. The Participant further acknowledges that the Participant shall, independently and without reliance on the Company or the Subsidiary and based on such documents and information as the Participant deems appropriate at the time, continue to make its own independent credit and other decisions in taking or not taking any action under this Agreement.


     3. Release of Limited Guaranty.

          (a) The Participant hereby releases and forever discharges the Subsidiary of any and all of the Subsidiary's duties and obligations under the Limited Guaranty set forth in the Exchange Agreement, and Section 5 of the Exchange Agreement is hereby terminated and of no further force or effect.


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

          (b) The Subsidiary hereby releases and forever discharges the Trust of any and all of the Trust's duties and obligations under the Limited Guaranty Fee set forth in the Exchange Agreement, and Section 4 of the Exchange Agreement is hereby terminated and of no further force or effect.


     4. Termination of Certain Provisions of the Exchange Agreement. The Parties hereby terminate Sections 3.4-3.18 (inclusive), 4, and 5 of the Exchange Agreement, and such Sections shall be of no further force or effect. Sections 6.1-6.5 (inclusive) and Sections 6.7-6.18 (inclusive) of the Exchange Agreement are hereby incorporated herein by this reference and apply to this Agreement as well as to the Exchange Agreement.


     5. Miscellaneous.

          (a) Each of the Parties represents and warrants to, and agrees with, each of the other Parties that, at the date hereof: (i) such representing and warranting Party is not in default under the Exchange Agreement; (b) such Party has not suffered any damage under the Exchange Agreement and has no cause of action, right of set-off or counterclaim, or any other claim of any nature whatsoever against any of the other Parties or any director, officer, attorney, agent, employee, or affiliate of any of such other Parties under the Exchange Agreement or otherwise (collectively, "Claims"); and (c) such Party hereby waives and relinquishes any and all Claims. Such Party further hereby agrees to indemnify and hold harmless each of the other Parties and their respective officers, directors, attorneys, agents, employees, and affiliates harmless from any loss, damage, judgment, liability, and expense (including counsel fees) suffered by or rendered against the other Parties or any of them on account of anything arising out of the Exchange Agreement, this Agreement, or any other document delivered pursuant hereto.

          (b) Except as expressly modified by this Agreement, the Exchange Agreement continues in full force and effect.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.


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                                         Tel-Save.com, Inc.



                                         By
                                           ---------------------------
                                         Name
                                         Title

                                         The Subsidiary


                                         By
                                           ---------------------------
                                         Name
                                         Title

                                         The Participant


                                         ----------------------------
                                         Mark Pavol, as Trustee of the
                                         D&K Grantor Retained Annuity
                                         Trust dated June 15, 1998



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